UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 4, 2011
IXIA

(Exact name of registrant as specified in its charter)

California	000-31523	95-4635982

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26601 W. Agoura Road, Calabasas, California	91302

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	818.871.1800

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐     Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events	1

Item 9.01 Financial Statements and Exhibits	2

Ex-10.1
Ex-10.2

(i)

Item 8.01	Other Events
Amended and Restated First Amendment to the
Amended and Restated Ixia 2008 Equity Incentive Plan
     On May 4, 2011, the Board of Directors (the “Board”) of Ixia (the “Company”) approved an Amended and Restated First Amendment (the “Amended and Restated First Amendment”) to the Company’s Amended and Restated 2008 Equity Incentive Plan (the “Plan”). The Amended and Restated First Amendment amends and restates that certain First Amendment to the 2008 Plan that was approved by the Board on April 8, 2011.
     The two amendments (the “Amendments”) effected by the Amended and Restated First Amendment are described below:
     Section 3A. A new Section 3A is added to the Plan as follows:
“3A.   Shares Not Available for Awards.
Notwithstanding anything to the contrary contained in the Plan, none of the following Shares shall be added to the Shares available for Awards under the Plan: (i) Shares tendered by a Participant or withheld by the Company after December 31, 2010 in payment of the exercise price of an Option, or to satisfy any tax withholding obligation with respect to Options or SARs, (ii) Shares subject to a SAR that are not issued upon exercise in connection with the stock settlement of the SAR after December 31, 2010, and (iii) Shares reacquired by the Company on the open market or otherwise after December 31, 2010 using cash proceeds from the exercise of Options.”
Section 8(c). Section 8(c) of the Plan is deleted in its entirety.
Prior to the Amendments, Section 8(c) had read as follows:
     “c. Decrease in Available Shares. Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised, except if the Option is exercised by tendering Shares, either actually or by attestation.”
     The foregoing description of the Amendments is qualified in its entirety by reference to the Amended and Restated First Amendment included as Exhibit 10.1 to this Current Report on Form 8-K (this “Form 8-K”) and incorporated herein by reference.

     Second Amendment to the Amended and Restated Ixia 2008 Equity Incentive Plan
     As described in the Proxy Statement filed by the Company with the Securities and Exchange Commission on April 15, 2011 in connection with the Company’s Annual Meeting of Shareholders scheduled to be held on May 19, 2011 (the “2011 Annual Meeting”), on April 8, 2011, the Board also approved, subject to the approval of the Company’s shareholders at the 2011 Annual Meeting, a Second Amendment to the Amended and Restated Ixia 2008 Equity Incentive Plan (the “Second Amendment”). The Second Amendment is included as Exhibit 10.2 to this Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits
(d)	Exhibits

The following Exhibits are filed as a part of this Form 8-K:

Exhibit No.	Description
10.1	Amended and Restated First Amendment to the Amended and Restated Ixia 2008 Equity Incentive Plan
10.2	Second Amendment to the Amended and Restated Ixia 2008 Equity Incentive Plan (subject to shareholder approval)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ixia
Dated: May 4, 2011	By:	/s/ Ronald W. Buckly
Ronald W. Buckly
Senior Vice President, Corporate Affairs and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amended and Restated First Amendment to Amended and Restated Ixia 2008 Equity Incentive Plan
10.2	Second Amendment to the Amended and Restated Ixia 2008 Equity Incentive Plan (subject to shareholder approval)

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